                                                               EXHIBIT 10.7


                                  RYERSON TULL
                            NONQUALIFIED SAVINGS PLAN
                            -------------------------
                           (Effective January 1, 1998)
                          (As Amended January 1, 2002)

     Ryerson Tull, Inc. hereby establishes this Ryerson Tull Nonqualified Savings Plan, effective as of January 1, 1998, in order to continue to enable employees of the Company and the other Employers to obtain the same level of benefits they would have been able to receive under the Ryerson Tull Savings Plan but for the limits imposed by Sections 401(a)(17) or 415 of the Internal Revenue Code of 1986, as amended, on the amounts that can be contributed to the Savings Plan. The Plan is intended to be an "excess benefit plan" described in
Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended; provided, however, that, to the extent, if any, that the Plan provides benefits which cannot be provided by an excess benefit plan, the Plan shall constitute an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

     1.01     "Account" means the record of a Participant's interest in the Plan
              -------
attributable to Company Contributions and Participant Contributions made on behalf of such Participant.

     1.02     "Base Compensation" means Base Compensation as defined in the
               -----------------
Savings Plan.

     1.03     "Beneficiary" means, with respect to a Participant, the
               -----------
Participant's Beneficiary under the Savings Plan.

     1.04     "Board" means the Board of Directors of the Company.
               ----

     1.05     "Code" means the Internal Revenue Code of 1986, as from time to
               ---
time amended.

     1.06     "Company" means Ryerson Tull, Inc.
               ------

     1.07     "Distributable Event" means a Distributable Event as defined in
               ------------------
the Savings Plan.

     1.08     "Effective Date" means January 1, 1998.
               -------------

     1.09     "Eligible Employee" means an employee of an Employer who is
               ----------------
eligible to participate in the Savings Plan and whose Base Compensation exceeds the limits set forth in Section 401(a)(17) of the Code or whose contributions under the Savings Plan are limited by Section 415 of the Code.

     1.10     "Employer" means an Employer as defined in the Savings Plan.
               --------

    1.11    "Employer Contributions" means the contributions to the Plan by the
             ----------------------
Employers pursuant to Section 3.03.

    1.12    "Enrollment Date" means the Effective Date and the first day of each
             ---------------
month thereafter.

    1.13    "ERISA" means the Employee Retirement Income Security Act of 1974,
             -----
as from time to time amended.

    1.14    "Nonqualified Thrift Plan" means the Inland Steel Industries, Inc.
             ------------------------
Nonqualified Thrift Plan.

    1.15    Participant" means each Eligible Employee who has met the
            -----------
requirements of Article II for participation in the Plan.

    1.16    "Participant Contributions" means the contributions to the Plan by
            -------------------------
the Employers on behalf of a Participant pursuant to Section 3.01.

    1.17    "Permanent Incapacity" means Permanent Incapacity as defined in the
            --------------------
Savings Plan.

    1.18    "Plan" means the Ryerson Tull Inc. Nonqualified Savings Plan, as
             ----
from time to time amended.

    1.19    "Plan Administrator" means the Plan Administrator appointed under
             ------------------
the Savings Plan or any other individual as may be appointed by the Chairman of the Board, the President, the Vice President-Human Resources or the Treasurer of the Company to administer the Plan. To the extent consistent with the purposes of the Plan and the authority delegated to the Assistant Plan Administrator pursuant to Section 6.03(h), the term Plan Administrator shall include the Assistant Plan Administrator.

    1.20     "Plan Year" means the calendar year.
              ---------

    1.21     "Related Company" means a Related Company as defined in the
              ---------------
Savings Plan.

    1.22     "Retirement" means Retirement as defined in the Savings Plan.
              ----------

    1.23     "Savings Plan" means the Ryerson Tull Savings Plan, as from time to
              ------------
time amended.

    1.24     "Valuation Date" means the last day of each month.
              --------------

    1.25     "Years of Vesting Service" means Years of Vesting Service as
              ------------------------
defined in the Savings Plan.

                                   ARTICLE II

                                  PARTICIPATION
                                  -------------

    2.01 Eligibility. An Eligible Employee shall become a Participant on the
         -----------
Enrollment Date next following the filing with the Plan Administrator of an instrument in a form prescribed by the Plan Administrator evidencing his or her acceptance of the provisions of the Plan. Notwithstanding the foregoing, any person who is an Eligible Employee and who, immediately prior to becoming an Eligible Employee, was a participant in the Nonqualified Thrift Plan shall automatically become a Participant in the Plan as of the date on which he or she becomes an Eligible Employee.

     2.02 Restricted Participation. Notwithstanding any other provision of the
          ------------------------
Plan to the contrary, if the Plan Administrator determines that participation by one or more Participants or Beneficiaries shall cause the Plan as applied to any Employer to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Beneficiary under the Plan shall, in the discretion of the Plan Administrator, be immediately paid to such Participant or Beneficiary, as applicable, by the applicable Employer or Employers, or shall otherwise be segregated from the Plan, and such Participant(s) or Beneficiary(ies) shall cease to have any interest under the Plan.

                                  ARTICLE III

                                  CONTRIBUTIONS
                                  -------------

     3.01 Participant Contributions. For any payroll period, each Participant
          -------------------------
who is an Eligible Employee for such payroll period may elect for his or her Employer to make contributions ("Participant Contributions") under the Plan
                                 -------------------------
equal to not less than one (1) percent (1%) and not more than ten percent (10%)
                            -
of the Participant's Base Compensation. Contributions made to the Plan on a Participant's behalf for any payroll period shall be treated as a salary reduction and shall reduce the amount of current cash compensation otherwise payable to such Participant for such payroll period.

     3.02 Designation of Participant Contributions. Each Participant shall
          ----------------------------------------
designate the percentage of his or her Base Compensation to be deferred as a contribution under the Plan in the same instrument by which he or she evidences his or her acceptance of the provisions of the Plan pursuant to Article II. Thereafter (but not retroactively), a Participant may, on a form prescribed by the Plan Administrator, change the percentage of his or her Base Compensation to be deferred as a contribution under the Plan, subject to the limitations of this
Article III. Notwithstanding the foregoing, in the case of any person who becomes a Participant and who immediately prior thereto was a participant in the Nonqualified Thrift Plan, any election made by such individual under the Nonqualified Thrift Plan that was effective immediately prior to the date on which he or she becomes a Participant shall be considered an election under the foregoing provisions of this Article III effective as of the date on which he or she becomes a Participant without any other action being required on the part of the individual.

     3.03 Employer Contributions. For each payroll period, each Employer shall
          ----------------------
make a contribution to the Plan ("Employer Contributions") in respect of each
                                  ----------------------
Participant who is employed by such Employer as of the last day of the payroll period in an amount equal to 100% of the amount of the Participant Contributions made on behalf of such Participant during such payroll period pursuant to
Section 3.01 that do not exceed four percent (4%) of the Participant's Base Compensation for such payroll period.

     3.04 Nature of Contributions. Any amounts contributed to the Plan pursuant
          -----------------------
to this Article III shall be retained by the Employers as general assets of the Employers, and contributions shall be reflected on the books of the Employers solely for the purpose of computing Participants' benefits from the Plan.

                                   ARTICLE IV

                                    ACCOUNTS
                                    --------

     4.01 Maintenance of Accounts. The Plan Administrator shall establish and
          -----------------------
maintain in the records of the Plan an Account for each Participant reflecting each Participant's interest in the Plan attributable to Participant Contributions and Employer Contributions made on his or her behalf, increased by earnings attributable thereto.

     4.02 Valuation of Accounts. As of each Valuation Date, the Account of each
          ---------------------
Participant shall be (a) credited with earnings for the period since the next preceding Valuation Date as set forth in Section 4.03, and (b) increased by Participant Contributions and Employer Contributions to the Plan with respect to such Participant relating to payroll periods since the next preceding Valuation Date.

     4.03 Earnings. During a Plan Year, Participants' Accounts shall be credited
          --------
with earnings at a rate of interest earned by assets in the Stable Value Fixed Income Fund established under the Savings Plan for the relevant period.

                                   ARTICLE V

                            DISTRIBUTION OF BENEFITS
                            ------------------------

     5.01 Distribution Upon Termination of Employment.
          -------------------------------------------

          (a) Upon termination of a Participant's employment with the Employers and Related Companies other than by reason of a Distributable Event and prior to (i the completion of 5 Years of Vesting Service, (ii) the date on which he or she has a fully vested and nonforfeitable interest in his or her account balance under the Savings Plan, or (iii) the date on which his or her benefits under the Plan would otherwise be fully vested and nonforfeitable, the Participant shall be entitled to distribution of his or her entire vested Account balance, payable to the Participant in a single lump sum payment no later than 60 days after the first anniversary of the Participant's termination of employment.

             (b) Upon termination of a Participant's employment with the Employers and Related Companies by reason of a Distributable Event or after (i) the completion of 5 Years of Vesting Service, (ii) the date on which he or she has a fully vested and nonforfeitable interest in his or her account balance under the Savings Plan, or (iii) the date on which his or her benefits under the Plan would otherwise be fully vested and nonforfeitable, the Participant shall be entitled to distribution of his or her entire Account balance, payable to the Participant in a single lump sum payment no later than 60 days after the first anniversary of the Participant's termination of employment.

             (c) Upon termination of a Participant's employment with the Employers and Related Companies by reason of Permanent Incapacity or Retirement, and where the amount payable to the Participant is at least $10,000, the Participant shall be entitled to a distribution of his or her entire Account balance, payable to the Participant in either of the following ways, as irrevocably elected by the Participant in accordance with rules established by the Plan Administrator:

                  (1) In a single lump sum payment representing the full amount distributable to the Participant, payable on a date elected by the Participant which is not later than the end of the calendar year in which the Participant attains age 75; or

                  (2) In substantially equal installments, payable annually, over a period not extending beyond the end of the calendar year in which the Participant attains age 75. Each installment payment shall be equal to that amount determined by multiplying the then remaining balance in the Participant's Account as of the Valuation Date used for purposes of calculating the payment by a fraction having a numerator of one and a denominator equal to the number of installments remaining to be paid.

         5.02 Distribution Upon Death. Upon the death of a Participant, the
              -----------------------
     total value of the Participant's Account as of the Valuation Date preceding the date of death shall be distributed to the Participant's Beneficiary in a single lump sum payment as soon as practicable after satisfactory proof of death shall have been submitted to the Plan Administrator.

         5.03 Hardship Distributions. Upon a showing of hardship by a
              ----------------------
     Participant, such Participant shall be entitled to a distribution of such portion (or all) of his or her Account balance as shall be necessary to meet such hardship. This Section 5.03 shall be administered in a manner consistent with the hardship withdrawal provisions of the Savings Plan. The Plan Administrator's determination of a Participant's hardship hereunder shall be final.

         5.04 Liability for Benefit Payments. The amount of any benefit payable
              ------------------------------
     under the Plan shall be paid from the general revenues of the Employer that last employs the Participant. An Employer's obligation under the Plan shall be reduced to the extent that any amounts due under the Plan are paid from one or more trusts, the assets of which are subject to the claims of general creditors of the Employer or any affiliate thereof; provided, however, that nothing in the Plan shall require the Company or any Employer to establish any trust to provide benefits under the Plan.

                                   ARTICLE VI

                               PLAN ADMINISTRATION
                               -------------------

     6.01 Administration of Plan. The Employers shall have the sole
          ----------------------
responsibility for making salary reductions and contributions hereunder as provided under Article III and the Company shall have the sole authority to amend or terminate, in whole or in part, this Plan at any time. The Plan Administrator shall have the sole responsibility for the administration of the Plan. The Employers do not guarantee to any Participant in any manner the effect under any tax law or Federal or state statute of the Participant's participation in this Plan.

     6.02 Claims Procedure. The Plan Administrator shall make all determinations
          ----------------
as to the right of any person to a benefit under this Plan. Any denial by the Plan Administrator of a claim for benefits under the Plan by a Participant shall be stated in writing by the Plan Administrator and shall set forth the specific reasons for the denial. In addition, the Plan Administrator shall afford a reasonable opportunity to any Participant whose claim for benefits has been denied for a review of the decision denying the claim.

          6.03 Powers and Duties of Plan Administrator. The Plan
               ---------------------------------------
     Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder,including, but not by way of limitation, the following:

               (a) to conclusively construe and interpret the Plan, decide all of questions of eligibility and determine the amount, manner and time of payment any benefits hereunder;

               (b) to prescribe procedures to be followed by Participants in filing elections or revocations thereof;

               (c) to prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

               (d) to receive from the Employers and from Participants such information as shall be necessary for the proper administration of the Plan;

               (e) to furnish the Employers, upon request, such reports with respect to the administration of the Plan as are reasonable and appropriate;

               (f) to receive, review and keep on file (as it deems convenient and proper) reports of benefit payments by the Employers and reports of disbursements for expenses directed by the Plan
     Administrator;

          (g) to appoint individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal counsel; and

          (h) to name as an Assistant Plan Administrator any individual or individuals and to delegate such authority and duties to such individual as the Plan Administrator in its discretion deems advisable. Each Assistant Plan Administrator, if any, named pursuant to this paragraph shall have such authority to act with respect to the administration of the Plan as the Plan Administrator may prescribe. The incumbency of any Assistant Plan Administrator may be terminated by action of the Plan Administrator at any time, with or without cause. Notwithstanding the foregoing, in the absence of a formal designation of any Assistant Plan Administrator by the Plan Administrator, no provision of this paragraph shall prevent the Plan Administrator from delegating authority to employees or other agents of the Employers in executing the duties of administering the Plan.

     The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

     6.04 Rules and Decisions. The Plan Administrator may adopt such rules as it
          -------------------
deems necessary, desirable or appropriate. All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant, the Employers or the legal counsel of the Employers.

     6.05 Authorization of Benefit Payments. The Plan Administrator shall issue
          ---------------------------------
directions to the Employers concerning all benefits which are to be paid from the Company's general assets pursuant to the provisions of the Plan.

     6.06 Indemnification of Plan Administrator. The Plan Administrator shall be
          -------------------------------------
indemnified by the Employers against any and all liabilities arising by reason of any act or failure to act made in goodfaith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

                                  ARTICLE VII
                                  MISCELLANEOUS
                                  -------------

     7.01 No Right to Employment, etc. Neither the creation of this Plan nor
          ---------------------------
anything contained herein shall be construed as giving any Participant hereunder or other employees of the Employers or any Related Company any right to remain in the employ of the Employers or any Related Company.

     7.02 Successors and Assigns. All rights and obligations of this Plan shall
          ----------------------
inure to, and be binding upon the successors and assigns of the Employers.

     7.03 Inalienability. Except so far as may be contrary to the laws of any
          --------------
state having jurisdiction in the premises, a Participant or Beneficiary shall have no right to assign, transfer, hypothecate, encumber, commute or anticipate his or her interest in any payments under this Plan and such payments shall not in any way be subject to any legal process to levy upon or attach the same for payment of any claim against any Participant or Beneficiary.

     7.04 Incompetency. If any Participant or Beneficiary is, in the opinion of
          ------------
the Plan Administrator, legally incapable of giving a valid receipt and discharge for any payment, the Plan Administrator may, at its option, direct that such payment or any part thereof be made to such person or persons who in the opinion of the Plan Administrator are caring for and supporting such Participant or Beneficiary, unless it has received due notice of claim from a duly appointed guardian or conservator of the estate of the Participant or Beneficiary. A payment so made will be a complete discharge of the obligations under this Plan to the extent of and as to that payment, and neither the Plan Administrator nor the Employers will have any obligation regarding the application of payment.

     7.05 Controlling Law. To the extent not preempted by the laws of the United
          ---------------
States of America, the laws of the State of Illinois shall be the controlling state law in all matters relating to this Plan.

     7.06 Severability. If any provisions of this Plan shall be held illegal or
          -----------
invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal and invalid provisions never had been included herein.

     7.07 Limitations on Provisions. The provisions of this Plan and any
          -------------------------
benefits hereunder shall be limited as described herein. Any benefit payable under the Savings Plan shall be paid solely in accordance with the terms and provisions of the Savings Plan, as appropriate, and nothing in this Plan shall operate or be construed in any way to modify, amend, or affect the terms and provisions of the Savings Plan.

     7.08 Gender and Number. Whenever the context requires or permits, the
          -----------------
gender and number of words shall be interchangeable.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION
                            -------------------------

     8.01 Amendment to Conform with Law. The Plan may be amended to take effect
          -----------------------------
retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan to any present or future law relating to plans of this or a similar nature, and to the administrative regulations and rulings promulgated thereunder.

     8.02 Other Amendments and Termination. The Plan may be amended at any time,
          --------------------------------
without the consent of any Participant or Beneficiary. Notwithstanding the foregoing, the Plan shall not be amended or terminated so as to reduce or cancel the benefits which have accrued to a

Participant or Beneficiary prior to the later of the date of adoption of the amendment or termination or the effective date thereof, and in the event of such amendment or termination, any such accrued benefit hereunder shall not be reduced or canceled.

         8.03   Effect of Change in Control.
                ---------------------------

                (a) In the event of a Change in Control (as defined below), all benefits accrued as of the date of such Change in Control hereunder shall become fully (i.e., 100%) and irrevocably vested, and shall become distributable to Participants (and Beneficiaries) at such time and in such manner provided herein pursuant to the provisions of the Plan as in effect on the day immediately preceding the date of such Change in Control. The Plan Administrator shall, in its sole discretion, determine whether assets equal in value to the aggregate of all accrued benefits under the Plan as of the date of such Change in Control shall be deposited by the Employers with a bank trustee pursuant to one or more "rabbi trusts".

                (b) For purposes of this Section 8.03, a "Change in Control"
         means the happening of any of the following:     -----------------

                    (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                        --------
         Act")), other than (w) the Company and its affiliates (collectively
         ---
         referred to herein as "RTI"), (x) a trustee or other fiduciary holding
                                ---
         security under an employee benefit plan of RTI, (y) an underwriter temporarily holding security pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of security of the Company (not including in the securities beneficially owned by such person any security acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities;

                    (2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (1), (3) or (4) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

                    (3) there occurs a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting security of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of RTI, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                    (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

   A Change in Control shall also be deemed to occur with respect to any Participant for purposes of the Plan if there occurs:

                    (I) a sale or disposition, directly or indirectly, other than to a person described in subclause (w), (x) or (z) of clause (b)
         (1) above, of securities of the Participant's employer, any direct or indirect parent company of the Participant's employer or any company that is a subsidiary of the Participant's employer and is also a significant subsidiary (as defined below) of the Company (the Participant's employer and such a parent or subsidiary being an "Affiliated Company"), representing 50% or more of the combined voting
          ------------------
         power of the securities of such Affiliated Company then outstanding;

                    (II) a merger or consolidation of an Affiliated Company with any other corporation, other than a merger or consolidation which would result in 50% or more of the combined voting power of the surviving company being beneficially owned by the Company or by majority owned direct or indirect subsidiary of the Company; or

                    (III) the sale or disposition of all or substantially all the assets of an Affiliated Company to a person other than the Company or a majority owned direct or indirect subsidiary of the Company.

         (c) The provisions of this Section 8.03 may not be amended after the date of a Change in Control without the written consent of a majority in both number and interest of the Participants in this Plan, other than those Participants who are both (i) not employed by the Company or a subsidiary as of the date of the Change in Control, and (ii) not receiving nor could have commenced receiving benefits under the Plan as of the date of the Change in Control, both immediately prior to the Change in Control and at the date of such amendment.

   8.04  Manner and Form of Amendment or Termination. Any amendment or
         -------------------------------------------
termination of this Plan shall be made by action of the Board; provided,
                                                               --------
however, that the Vice President-Human Resources of the Company and the
-------
Treasurer of the Company (or such other
person as designated by the Chairman of the Board) are jointly authorized, by written action signed by both such individuals:

              (a) to adopt and place in effect such amendments to the Plan and any related documents as they jointly deem necessary or advisable;

              (b) to maintain the Plan and any related documents in compliance with applicable law;

              (c) to relieve administrative burdens with respect to those documents; or

              (d) to provide for other changes in the best interests of Plan Participants and Beneficiaries without the necessity for further action by the Board or subsequent ratification; provided, however, that any
                                                --------  -------
       action or amendment that would have the effect of:

                  (1) terminating the Plan;

                  (2) materially changing the benefits under the Plan; or

                  (3) increasing anticipated costs associated with the Plan by more than $5 million, except for changes to comply with applicable law;

may not be made without approval or ratification by the Board.

       8.05   Notice of Amendment or Termination. The Plan Administrator shall
              ----------------------------------
notify Participants or Beneficiaries who are affected by any amendment or termination of this Plan within a reasonable time thereof.